                                                              EXHIBIT 10.16 (a)




                              INTERMET CORPORATION

                               SALARIED EMPLOYEES

                                 SEVERANCE PLAN



                        Effective As of October 1, 1993



                                      INTERMET CORPORATION SALARIED EMPLOYEES SEVERANCE PLAN

                                                          Table of Contents

                                                                                                                 Page No.
                                                                                                                 -------
ARTICLE I        Foreword . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    I-1

ARTICLE II       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   II-1

       2.1       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   II-1

ARTICLE III      Eligibility for Severance Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-1

       3.1       Eligibility Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-1

ARTICLE IV       Amount and Form of Severance Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IV-1

       4.1       Base Severance Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IV-1
       4.2       Enhanced Severance Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IV-1
       4.3       Payment of Severance Pay . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IV-2
       4.4       Other Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IV-3

ARTICLE V        Plan Financing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . V-1

ARTICLE VI       Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VI-1

       6.1       Allocation of Responsibility Among Fiduciaries for Plan Administration . . . . . . . . . . . .   VI-1
       6.2       Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VI-1
       6.3       Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VI-1
       6.4       Other Administrative Powers and Duties . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VI-3
       6.5       Authorization of Benefit Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VI-4
       6.6       Facility of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VI-4

ARTICLE VII      Amendment of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VII-1

ARTICLE VIII     Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . VIII-1

ARTICLE IX       Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IX-1

       9.1       Plan as Sole Source of Separation Benefits . . . . . . . . . . . . . . . . . . . . . . . . . .   IX-1
       9.2       Nonguarantee of Employment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IX-1
       9.3       Spendthrift Clause . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IX-1
       9.4       Successor to the Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IX-2
       9.5       Delegation of Authority by the Corporation . . . . . . . . . . . . . . . . . . . . . . . . . .   IX-2
       9.6       Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IX-2


                                                   Table of Contents (Continued)


ARTICLE X        Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . X-1

ARTICLE XI       Signature  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XI-1

APPENDIX A       ADOPTING EMPLOYERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1

APPENDIX B       SEVERANCE AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1



                                   ARTICLE I

                                   Foreword

                 The Intermet Corporation Salaried Employees Severance Plan provides eligible full-time salaried employees of Intermet Corporation and other affiliated employers (see Appendix A attached hereto and made a part hereof) severance benefits in the form of severance pay, and continuation of medical and life insurance coverage. To receive severance benefits, an eligible employee must execute a written severance agreement. Except for the 1993 Special Voluntary Severance Plan for Salaried Employees of Intermet Foundries, Inc. and its Subsidiaries (the "1993 Voluntary Plan"), the only severance benefits provided by Intermet Corporation and its affiliates to salaried employees are pursuant to the terms and conditions of this Plan. This Plan is effective as of October 1, 1993.

                 This Plan is the first and exclusive plan of benefits by Intermet Corporation and the affiliated employers for the provision of severance pay and any post-termination benefits. Except for the 1993 Voluntary Plan, to the extent that any other written or unwritten plan, fund, program or arrangement to provide such benefits for any employees of Intermet Corporation or the affiliated employers is deemed to exist, or to have existed, under ERISA or otherwise, such other written or unwritten plan, fund, program, or arrangement is hereby terminated and eliminated as of October 1, 1993.

                                   ARTICLE II

                                 Definitions

                 2.1 Definitions: This section provides definitions for certain words and phrases listed below. These definitions can be found on the pages indicated.

                                                                     Page
                                                                     ----

  (a)      Authorized Leave of Absence                               II-1
  (b)      Base Pay                                                  II-2
  (c)      Base Severance Benefits                                   II-2
  (d)      COBRA Extended Coverage                                   II-2
  (e)      Code                                                      II-2
  (f)      Corporation                                               II-2
  (g)      Effective Date                                            II-2
  (h)      Employee                                                  II-2
  (i)      Employer                                                  II-3
  (j)      Enhanced Severance Benefits                               II-4
  (k)      ERISA                                                     II-4
  (l)      ESOP                                                      II-4
  (m)      Fiduciaries                                               II-4
  (n)      Medical, Dental and Life Insurance
             Coverage Continuation                                   II-4
  (o)      Participant                                               II-4
  (p)      Plan                                                      II-5
  (q)      Plan Administrator                                        II-5
  (r)      Plan Year                                                 II-5
  (s)      Pre-Tax Contributions                                     II-5
  (t)      Retiree Medical and Life Insurance
             Coverage                                                II-5
  (u)      Savings and Investment Plan                               II-5
  (v)      Severance Agreement                                       II-5
  (w)      Severance Benefits                                        II-6
  (x)      Severance Date                                            II-6
  (y)      Severance Pay                                             II-6
  (z)      Years of Service                                          II-6

Where the following words and phrases in boldface and underlined appear in this Plan with initial capitals they shall have the meaning set forth below, unless a different meaning is plainly required by the context.

                          (a) AUTHORIZED LEAVE OF ABSENCE - Any absence authorized by an Employer under the Employer's standard personnel practices, whether paid or unpaid, provided that the Participant returns within the period specified in the Authorized
        Leave of Absence.

                          (b)     BASE PAY - A Participant's
         regular straight time pay for the last regular pay period (or regularly scheduled workweek) immediately preceding his Severance Date, including Pre-Tax Contributions. Base Pay shall exclude any overtime pay, bonuses, commissions, fees and incentive allowances. In addition, except as provided with respect to the Pre-Tax
         Contributions, Base Pay shall also exclude any benefits, and the value of any benefits, provided by the Employer.

                          (c) BASE SEVERANCE BENEFITS - The Severance Benefits described in Section 4.1 that a Participant will receive who does not enter into a Severance Agreement.

                          (d) COBRA EXTENDED COVERAGE - The continuation of medical and other health care coverages (or less than all of these) at the Employee's expense pursuant to Code section 4980B and ERISA sections 601 through 608.

                          (e) CODE - The Internal Revenue Code of 1986, as amended from time to time.

                          (f)     CORPORATION - Intermet Corporation,
         a corporation organized and existing under the laws of the state of Georgia, or its successor or successors.

                          (g) EFFECTIVE DATE - The date upon which this Plan is effective, October 1, 1993.

                          (h) EMPLOYEE - Any person who is a full-time salaried employee of an Employer and who is receiving remuneration for personal services rendered to an Employer (or who is on an Authorized Leave of Absence). A person shall be considered a full-time employee if he is regularly scheduled to work at least 30 hours per week. The following individuals or classes of individuals shall not qualify as Employees under this Plan:

                                  (1)       Any individual whose terms and
                 conditions of employment are determined by collective bargaining with a union representing such persons and with respect to whom inclusion in this Plan has not been specifically provided for in such collective bargaining agreement;

                                  (2) Any individual who is classified by the Employer as hourly or administrative hourly, temporary, part-time, as an intern or who is working for the Employer through a temporary service or on a contract basis; and

                                  (3)       Any individual who is not a United
                 States citizen and who does not reside in the United States.

                          (i) EMPLOYER - The Corporation and the affiliated companies (listed in Exhibit A attached hereto and made a part hereof) that are authorized by the Corporation to participate herein and which are adopting the Plan for their Employees.

                          (j) ENHANCED SEVERANCE BENEFITS - The Severance Benefits described in Section 4.2 that a Participant will receive who does enter into a Severance Agreement.

                          (k) ERISA - Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

                          (l) ESOP - The Intermet Corporation Employee Stock Ownership Plan, as it may be amended from time to time.

                          (m) FIDUCIARIES - The named fiduciaries, as defined in ERISA, who shall be the Corporation and the Plan Administrator, and other parties designated as Fiduciaries by such named fiduciaries in accordance with the powers provided herein, but only with respect to the specific responsibilities of each in connection with the Plan. A copy of a sample Severance Agreement intended for use in connection with this Plan is attached hereto as Exhibit B.

                          (n) MEDICAL, DENTAL AND LIFE INSURANCE COVERAGE CONTINUATION - The medical, dental and basic life insurance coverage provided to the Employee as of his Severance Date under the Intermet Corporation Salaried Employees Comprehensive Medical Plan and life insurance plan.

                          (o) PARTICIPANT - An Employee who has satisfied the eligibility requirements of Section 3.1, and who has become entitled to receive Severance Benefits under this Plan.

                          (p) PLAN - The Intermet Corporation Salaried Employees Severance Plan, the Plan set forth herein, as it may be amended from time to time.

                          (q) PLAN ADMINISTRATOR - The Corporation, or an entity or person appointed by the Corporation, which shall have authority to administer the Plan as provided in Article VI.

                          (r) PLAN YEAR - The first Plan Year shall be the short Plan Year beginning on October 1, 1993 and ending on December 31, 1993. Thereafter, the Plan Year shall be each January 1 through December 31.

                          (s) PRE-TAX CONTRIBUTIONS - Pre-Tax contributions that the Employee elects to make to (i) the Intermet Savings and Investment Plan; (ii) the Intermet Salaried Employees Dependent Coverage; and (iii) any similar plans sponsored by the Corporation for its salaried employees which provide for pre-tax employee contributions.

                          (t) RETIREE MEDICAL AND LIFE INSURANCE COVERAGE - The retiree medical and life insurance coverage provided to the Employee as a retiree under the Intermet Corporation Salaried Employees Comprehensive Medical Plan, as it may be amended from time to time.

                          (u) SAVINGS AND INVESTMENT PLAN - The Intermet Corporation Savings and Investment Plan, as it may be amended from time to time.

                          (v) SEVERANCE AGREEMENT - The written agreement between the Employee and an Employer (on a form provided by an Employer) which is a condition precedent to the Employee's receiving the Severance Benefits under the Plan.

                          (w) SEVERANCE BENEFITS - The Base Severance Benefits and Enhanced Severance Benefits described in Article IV of the Plan which are payable to or on behalf of a Participant.

                          (x) SEVERANCE DATE - The date designated by the Employer that will be the Participant's last day of active employment.

                          (y) SEVERANCE PAY - The severance pay payable to a Participant in accordance with the provisions of Section 4.1.

                          (z)     YEARS OF SERVICE - The number of the
         Participant's complete Years of Service determined in accordance with the provisions for vesting service under the Savings and Investment Plan as in effect from time to time.

                                 ARTICLE III

                      Eligibility for Severance Benefits


                 An Employee shall only be eligible to receive Severance Benefits under this Plan if he satisfies the requirements of Section 3.1(a)(1) below and executes a Severance Agreement as described in Section 3.1(b) below. The amount and form of any Severance Benefits shall be determined in accordance with Article IV.

                 3.1      Eligibility Requirements

                          (a) Termination of Employment - (1) An Employee who has completed at least one Year of Service as an Employee whose employment with the Employer is permanently terminated shall be eligible for Severance Benefits hereunder if his termination is due to one of the following events:

                                  (A)       a reduction in the Employer's work
                  force;
                                  (B)       an elimination of his job or
                  position with the Employer; or

                                  (C)       certain other circumstances
                  specified by the Corporation where an Employee loses his position through no fault of his own and where his termination is not attributable to any willful cause.


        The loss of a particular job will not be considered a termination on account of a reduction in the Employer's work force or an elimination of a particular job or position if the Employee refuses to accept another similar position that





                                     III-1
         is offered by the Employer, unless the available position requires the Employee to relocate to a work location more than 150 miles from his current work location. Further, any Employee who is terminated by the Employer in connection with the sale of the assets or business of the Corporation, or any division, subsidiary, plant, business unit or other portion of the Corporation, shall not be eligible to receive benefits under this Plan.

                          (2) Employees will not be eligible for Severance Benefits pay if they:
                                  (A)       leave employment with the Employer
                   voluntarily;
                                  (B)       are terminated for cause or
                   misconduct;

                                  (C)       are on a temporary layoff or
                   Authorized Leave of Absence; or

                                  (D)       retire from the Employer under
                   conditions not involving elimination or termination of their job or position.

                          (3) The Plan Administrator shall have the discretionary right and final authority to make any necessary determinations based on the factors discussed in (a)(1) and (2) above and to determine whether an Employee is eligible to receive Severance Benefits.
                          (b)     Severance Agreement - If an Employee
         satisfies the eligibility requirements of Section 3.1(a)(1) above, he shall be entitled to Severance Benefits, as follows:





                                     III-2

                          (1) A Participant who does not execute a Severance Agreement shall be entitled to Base Severance Benefits commencing after his Severance Date.

                          (2) A Participant who has executed a Severance Agreement that becomes irrevocable shall be entitled to Enhanced Severance Benefits commencing after his Severance Date.





                                     III-3

                                  ARTICLE IV

                    Amount and Form of Severance Benefits

                 When an Employee satisfies the eligibility requirements of
Article III and becomes a Participant in the Plan, he shall be entitled to the Severance Benefits set forth in Sections 4.1 and 4.2 below.

                 4.1 Base Severance Benefits - Subject to Section 4.3 below, a Participant entitled to Base Severance Benefits shall receive the following:
                 (a) Severance Pay equal to one week of Base Pay for each Year of Service with a maximum of four (4) weeks of Base Pay.

                 (b) COBRA Extended Coverage at the Participant's cost, for the period and subject to the conditions mandated by ERISA and the Code.

                 4.2 Enhanced Severance Benefits - Subject to Section 4.3 below, a Participant entitled to Enhanced Severance Benefits shall receive the following:
                 (a) Severance Pay equal to one week of Base Pay for each Year of Service, with a minimum of eight (8) weeks of Base Pay and a maximum of twenty-six (26) weeks of Base Pay.

                 (b) Medical, Dental and Life Insurance Coverage Continuation on the same basis as such coverages are provided at that time to active Employees (including any costs for such coverages required to be paid by Employees at the time) for the period commencing on the Participant's Severance Date and ending on the last day the Participant is entitled to Severance Pay. If the Participant is eligible for Retiree Medical and Life Insurance Coverage, then such coverage shall not commence until the end of the period the Participant is entitled to Severance Pay, unless the Participant elects to commence such coverage at an earlier time. The period a Participant is receiving Medical, Dental and Life Insurance Continuation Coverage under subsection (b) shall be deducted from, and reduce the total time period that COBRA Extended Coverage will be available to the Participant and his beneficiaries.

                 4.3 Payment of Severance Pay - Severance Pay shall be payable in the same manner as the Participant was receiving his regular salary and at the same rate per pay period as Base Pay, less deductions for applicable local, state and federal taxes, any continuing benefits costs and other legally required deductions (including amounts owed to the Employer). Severance Pay is payable to Participants in addition to pay for any unused vacation for the year in which the Participant's Severance Date occurs. The payment of any Severance Pay under this Article IV shall cease on the date of death of the Participant. The Plan Administrator may elect, in its discretion, to make payments of Severance Pay in a lump sum. The amount of Severance Pay will be offset by (i) the amount (if any) a Participant receives pursuant to the Worker Adjustment and Retraining Notification Act (WARN), and (ii) any unemployment compensation or worker's compensation weekly income benefits the Participant receives for the period he is receiving Severance Pay. Severance Pay will not be counted for purposes of the Participant's eligibility for, or the

Employer's contributions to, the Savings and Investment Plan and the ESOP.

                 4.4 Other Benefits - With the exception of the benefits provided under Sections 4.1 and 4.2 above, the Employer-sponsored benefits provided to a Participant shall cease as of the Participant's Severance Date. For Participants entitled to Base Severance Benefits, this includes the Savings and Investment Plan, the ESOP, dental care, regular, dependent and optional life, short-term and long-term disability, accidental death and dismemberment (AD&D), voluntary accident and vacation; for Participants entitled to Enhanced Severance Benefits, this includes the Savings and Investment Plan, the ESOP, dependent and optional life, short-term and long-term disability, AD&D, voluntary accident and vacation.

                                   ARTICLE V

                                Plan Financing

                 No assets of the Employer shall be specifically set aside for the payment of benefits under this Plan. Any benefits payable under this Plan shall be paid solely out of the general assets of the Employer or through the Intermet Corporation Salaried Employees Comprehensive Medical Plan, and the obligation of any Employer is simply an obligation to make payments according to the terms and conditions of this Plan. A Participant's right to any payments hereunder shall be the same as that of any unsecured general creditor of the Employer.

                                   ARTICLE VI

                                Administration

                 6.1 Allocation of Responsibility Among Fiduciaries for Plan Administration - The Fiduciaries shall have only those powers, duties, responsibilities, and obligations as are specifically given or delegated to them under this Plan. The Employer and the Corporation shall have the sole responsibility for paying the benefits under this Plan described in Article IV, and the Corporation shall have the sole authority to appoint and remove the Plan Administrator, and to amend or terminate this Plan in whole or in part. The Plan Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described herein.

                 6.2 Administration - The Plan shall be administered by the Plan Administrator which may appoint or employ individuals to assist in the administration of the Plan and which may appoint or employ any other agents it deems advisable, including legal counsel and auditors, to serve at the Plan Administrator's direction. All usual and reasonable expenses of the Plan Administrator in administering the Plan shall be paid in whole or in part by the Employer.

                 6.3 Claims Procedure - The Plan Administrator shall have the exclusive discretionary authority to construe and to interpret the Plan, to decide all questions of eligibility for benefits and to determine the amount of such benefits, and its decisions on such matters are final and conclusive. Any exercise of this discretionary authority shall be reviewed by a court under the arbitrary and capricious standard (i.e., the abuse of discretion standard). If, pursuant to this discretionary authority, an assertion of any right to a benefit by an Employee is wholly or partially denied, the Plan Administrator, or a party designated by the Plan Administrator, will provide such claimant, within the 90-day period following the receipt of the claim by the Plan Administrator, a comprehensible written notice setting forth:

                          (a)     The specific reason or reasons for such
         denial;

                          (b)     Specific reference to pertinent Plan
         provisions on which the denial is based;

                          (c) A description of any additional material or information necessary for the claimant to submit to perfect the claim and an explanation of why such material or information is necessary; and

                          (d) A description of the Plan's claim review procedure. The claim review procedure is available upon written request by the claimant to the Plan Administrator, or the designated party, within 60 days after receipt by the claimant of written notice of the denial of the claim, and includes the right to examine pertinent documents and submit issues and comments in writing to the Plan Administrator, or the designated party. The decision on review shall be made within 60 days after receipt of the request for review, unless circumstances warrant an extension of time not to exceed an additional 60 days, and shall be in writing and drafted in a manner calculated to be understood by the claimant, and include specific reasons for the decision with references to the specific Plan provisions on which the decision is based.

If within a reasonable period of time after the Plan receives the claim asserted by the Employee, the Plan Administrator, or the designated party, fails to provide a comprehensible written notice stating that the claim is wholly or partially denied and setting forth the information described in (a) through (d) above, the claim shall be deemed denied. Once the claim is deemed denied, the Employee shall be entitled to the claim review procedure described in subsection (d) above. Such review procedure shall be available upon written request by the claimant to the Plan Administrator, or the designated party, within 60 days after the claim is deemed denied.

                 6.4 Other Administrative Powers and Duties - The Plan Administrator shall have such powers and duties as may be necessary to discharge its functions hereunder, including but not limited to:

                          (a) To exercise its discretionary authority to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;
                          (b) To prescribe procedures to be followed by Employees requesting benefits;

                          (c) To prepare and distribute, in such manner as the Plan Administrator determines to be appropriate, information explaining the Plan;

                          (d) To receive from Employees and agents and from the Employer such information as shall be necessary for the proper administration of the Plan;

                          (e) To appoint or employ individuals or other parties to assist in the administration of the Plan and any other agents it deems advisable, including accountants and legal counsel; and

                          (f) To delegate to other persons or entities, or to designate or employ persons to carry out any of the Plan Administrator's fiduciary duties or responsibilities or other functions under the Plan.

                 6.5 Authorization of Benefit Payments - The Plan Administrator shall issue directions to the Employers concerning all benefits which are to be paid pursuant to the provisions of the Plan, and shall warrant that all such directions are in accordance with this Plan.

                 6.6 Facility of Payment - Whenever, in the Plan Administrator's opinion, a Participant entitled to receive any payment of a benefit or installment thereof hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator may direct the Participant's Employer to make payments to such person or to the legal representative of such person for his benefit, or the Plan Administrator may direct the Participant's

Employer to apply the payment for the benefit of such person in such manner as the Plan Administrator considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

                                  ARTICLE VII

                            Amendment of the Plan

                 The Corporation shall have the absolute right at any time by instrument in writing to modify, alter or amend the Plan in whole or in part, retroactively or otherwise, including, without limitation, the benefits provided under the Plan, provided, however, that no such amendment shall diminish or eliminate any payment of Severance Pay that a Participant had qualified for and begun to receive prior to the date of such amendment. The Corporation's right to amend the Plan shall not be affected or limited in any way by an Employee's termination of employment. Prior practices by any Employer or the Corporation or any entity related to the Employer or the Corporation shall not diminish in any way the rights granted the Corporation under this Article. Also, it is expressly permissible for an amendment to affect less than all of the Employees covered by the Plan.





                                     VII-1

                                  ARTICLE VIII

                                 Termination

                 The Corporation and the Employers assume no obligation to continue the Plan. The Corporation hereby reserves the right to terminate, or to partially terminate, the Plan at any time for any reason. If the Corporation decides to terminate or partially terminate the Plan, the Plan Administrator shall be notified of such termination in writing and shall proceed at the direction of the Corporation to take such steps as are necessary to discontinue the operation of the Plan in an appropriate and timely manner.





                                     VIII-1

                                   ARTICLE IX

                                Miscellaneous

                 9.1 Plan as Sole Source of Separation Benefits - Except for the 1993 Voluntary Plan, the only severance, or other similar, benefits to which an Employee is entitled who terminates employment with the Employer during the time this Plan is in effect are provided for pursuant to the terms and conditions of this Plan. No other severance payments, severance benefits or any similar benefits shall be payable from any other source, regardless of whether the Employee is eligible for or entitled to benefits under this Plan, nor shall any prior practices of the Employer or the Corporation or any entity related to an Employer or the Corporation, to the extent such practices may have existed, give rise to any rights to any benefits upon severance from employment.

                 9.2 Nonguarantee of Employment - Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

                 9.3 Spendthrift Clause - Except to the extent mandated by law, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void and of no force and effect whatsoever; provided, however, that the benefits hereunder may be assigned or transferred to pay any bona fide debt of the Participant to an Employer. The Plan shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

                 9.4 Successor to the Corporation - In the event of the dissolution, merger, consolidation or reorganization of the Corporation, provision may be made by which the Plan will be continued by the successor, and, in that event, such successor shall be substituted for the Employer under the Plan.

                 9.5 Delegation of Authority by the Corporation - Any action by the Corporation under this Plan may be made by any person or persons duly authorized by the Corporation to take such action.

                 9.6 Headings - The headings of sections and subsections are for ease of reference only and shall not be construed to limit or modify the detailed provisions thereof.

                                   ARTICLE X

                                Applicable Law

                 The provisions of the Plan shall be construed and administered according to, and its validity and enforceability shall be determined under ERISA. In the event ERISA does not pre-empt state law in a particular circumstance, the laws of the State of Georgia shall govern.

                 If any provision of this Plan is, or is hereafter declared to be void, voidable, invalid or otherwise unlawful, the remainder of the Plan shall not be affected thereby.

                                   ARTICLE XI

                                   Signature

        The above Plan is hereby adopted and approved, to be effective as of October 1, 1993.


                         INTERMET CORPORATION



                         By: /s/ James W. Rydel
                             ----------------------------------
                                 V.P. Human Resources

                                   APPENDIX A
                               ADOPTING EMPLOYERS


                 Intermet Foundries, Inc. and its subsidiaries

                Intermet Technologies, Inc. and its subsidiaries

                 Intermet Machining, Inc. and its subsidiaries

                  Intermet Aluminum, Inc. and its subsidiaries

                                   APPENDIX B
                              SEVERANCE AGREEMENT

         I, ______________________________, the undersigned, hereby acknowledge receipt of a copy of the Summary Plan Description ("SPD") for the Intermet Corporation Salaried Employees Severance Plan (the "Plan"). I also acknowledge that I have been given forty-five (45) days to review the SPD, to review this Agreement, and to decide whether or not to accept the terms and conditions required for my receipt of the Enhanced Severance Benefits (hereinafter "Severance Benefits") offered as part of the Plan. I certify that I have had the opportunity to obtain all advice and information I deem necessary with respect to the matters covered by this Agreement and the SPD, including the opportunity to consult with legal counsel or anyone else of my choosing. By my execution of this Severance Agreement, I agree to accept the Severance Benefits under the Plan. I understand and agree that I must remain employed until my Severance Date, as defined in the Plan, in order to be eligible for benefits under the Plan.

                 I agree not to take any action which disparages or criticizes Intermet Corporation or its affiliated corporations, hereinafter collectively referred to as "the Company," or its operations, including actions which would result in the filing of any claims, lawsuits or charges against the Company as a result of anything which has occurred up to and including the present date.

                 In addition, and in further consideration of my receiving the Severance Benefits, including additional Severance Pay equal to ____________ _________________________________________________ payable $________________, less applicable deductions, twice per month; I hereby agree to release and discharge the Company, its officers, directors and employees from any and all claims, losses or expenses I now have or have had, or may later claim to have had against them arising out of my employment with the Company or termination therefrom. I understand and agree that I will not be entitled hereafter to pursue any claims arising out of any alleged violation of my rights while employed by the Company, including, but not limited to claims for back pay, losses or other damages to me or my property resulting from any alleged violation of state or federal law, such as (but not limited to) claims arising under Title VII of the Civil Rights Act of 1964, 42 U.S.C. Section 2000e, et.seq. (prohibiting discrimination on account of race, sex, national origin or religion); claims arising under the Age Discrimination in Employment Act of 1967, 29 U.S.C. Sections 621, et. seq. (prohibiting discrimination on account of age); claims under the Employee Retirement Income Security Act of 1974, as amended
(ERISA), 29 U.S.C. 1001, et. seq.; claims under the Americans with Disabilities Act of 1990 (ADA) 42 U.S.C. Sections 12101-12213 (Supp. II 1990); and any similar federal or state law claim relating to my employment.

                 By signing this Agreement and accepting the Severance Benefits provided by the Plan, I agree that I will not hereafter pursue any individual claim against the Company, its officers, directors and employees, in any state or federal court, or before any state or federal agency, including, for example, the Equal Employment Opportunity Commission or the Department of Labor, for or on account of anything which has occurred up to the present time as a result of amy employment or the termination of my employment with the Company. I also understand and agree that the Company will have no obligation to re-employ me.

                 I understand that, for a period up to and including seven (7) days after the date I sign this Agreement, I may revoke it entirely. No rights or obligations contained in this Agreement shall become enforceable before the end of this seven-day revocation period. If I decide to revoke the Agreement, I will deliver to the Company a signed Notice of Revocation on or before the
end of this seven-day period.   Upon delivery of a timely Notice of Revocation,
this Agreement shall be cancelled and void and neither party to this Agreement shall have any rights or obligations arising under it.

                 I FURTHER ACKNOWLEDGE AND AGREE THAT NO OTHER PROMISE OR AGREEMENT OF ANY KIND HAS BEEN MADE TO ME BY THE COMPANY TO CAUSE ME TO EXECUTE THIS AGREEMENT AND THAT THE ONLY CONSIDERATION FOR MY EXECUTION OF THIS AGREEMENT IS SET FORTH COMPLETELY AND FULLY IN THIS DOCUMENT AND IN THE INTERMET CORPORATION SALARIED EMPLOYEES SEVERANCE PLAN. I HAVE CAREFULLY READ THIS AGREEMENT, I UNDERSTAND ITS MEANING AND INTENT, AND I VOLUNTARILY AGREE TO ABIDE BY ITS TERMS. I ACKNOWLEDGE RECEIVING A COPY OF THIS AGREEMENT AND SUMMARY PLAN DESCRIPTION FOR MY PERSONAL RECORDS.


FOR THE COMPANY:              EMPLOYEE'S SIGNATURE:


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Date:                         Date:
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